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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                QUEPASA.COM, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                                             86-0879433
(State (jurisdiction) of                           (IRS Employer Identification
incorporation or organization)                     Number)


ONE ARIZONA CENTER
400 EAST VAN BUREN, FOURTH FLOOR
PHOENIX, ARIZONA
(602) 716-0106                                       85004
(Address of principal executive offices)           (Zip Code)


         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


Securities to be registered pursuant to Section 12(b) of the Act:  None.

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value



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                            DESCRIPTION OF SECURITIES


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, No. 333-74201, filed on March 10, 1999 and as amended from time to time thereafter, is incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2.           EXHIBITS

         1. 1.1 Specimen Certificate for $.001 par value common stock of the Registrant

         2.       Articles of Incorporation of Registrant as amended, filed as
                  Exhibit 3.01 to the Registration Statement on Form S-1 under the Securities Act of 1933, No. 333- 74201, filed on March 10, 1999 and incorporated herein by reference.

         3. Bylaws of Registrant, as amended, filed as Exhibit 3.02 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-74201, filed on March 10, 1999 and incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            quepasa.com, inc.


                                            By    /s/ Juan C. Galan
                                                  ---------------------------
                                                  Juan C. Galan
                                                  Chief Financial Officer

Date:    March 15, 1999



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                                  EXHIBIT INDEX

         1. 1.1 Specimen Certificate for $.001 par value common stock of the Registrant

         2.       Articles of Incorporation of Registrant as amended, filed as
                  Exhibit 3.01 to the Registration Statement on Form S-1 under the Securities Act of 1933, No. 333- 74201, filed on March 10, 1999 and incorporated herein by reference.

         3. Bylaws of Registrant, as amended, filed as Exhibit 3.02 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-74201, filed on March 10, 1999 and incorporated herein by reference.